The Royce Fund

Supplement to the Consultant, R, and K Class Shares Prospectus dated May 1, 2015

Royce Premier Fund

Royce Special Equity Fund

Effective January 4, 2016 (the “Effective Date”), Royce Premier Fund and Royce Special Equity Fund will reopen to new shareholders and new relationships. Consultant, R, and K Class shares, as applicable, of Royce Premier Fund and Royce Special Equity Fund may be acquired by purchase or exchange on or after the Effective Date in accordance with the provisions of the Funds’ Statutory Prospectus, dated May 1, 2015, relating to those share classes (the “Prospectus”).

Royce Premier Fund and Royce Special Equity Fund have been open only to existing shareholders and existing relationships in accordance with the provisions of a Supplement, also dated May 1, 2015 (the “Supplement”), to the Prospectus. The Supplement is rescinded in all respects as of the Effective Date, and shall be of no force and effect thereafter.

Royce & Associates, LLC, investment adviser to each of Royce Premier Fund and Royce Special Equity Fund, reserves the right to: (i) reject any investment that it believes will adversely affect its ability to manage these Funds; and (ii) close and re-open these Funds to new or existing shareholders at any time.

December 22, 2015

CRKOPENSUP-1215